Exhibit 99.4

CREATING A PREMIER, GLOBAL LEADER IN ENTERTAINMENT

AT&T | WarnerMedia Discovery

Transaction Summary

- Structured as an all-stock, Reverse Morris Trust transaction
- AT&T shareholders to own 71% of new company, Discovery shareholders to own 29%
- AT&T to receive $43 billion (subject to adjustment) in a combination of cash, debt securities and WarnerMedia's retention of certain debt
- New company to be led by Discovery CEO David Zaslav and overseen by a 13 member board – 7 initially appointed by AT&T, including the chairperson, and 6 initially appointed by Discovery, including Zaslav discovery+

HBO max

200,000 Hours of iconic programming

100 Cherished brands under one global portfolio

100 Years of story telling

Combination Highlights

Combines WarnerMedia's studios and portfolio of iconic scripted entertainment, animation, news and sports with Discovery's global reach in real-life, nonfiction entertainment

Creates pure play company and accelerates the delivery and growth of one of the world's leading direct-to-consumer streaming platforms

Unlocks value and is expected to create at least $3 billion in annual cost synergies to increase investment in content and direct-to-consumer platform

Iconic Media and Entertainment Brands

Uniting and Enhancing Dynamic, Enduring Franchises

Discovery, WB, HBO, HGTV, OWN, TLC, food network, Magnolia Network, HLN, Cartoon Network, ID

CNN, SCI, animal planet, Cinemax, tbs, Eurosport, tvn, Turner Sports, DC, [adult swim], TNT

Creating Shareholder Value and Long-Term Growth Opportunities

AT&T

Opportunity to unlock significant value in WarnerMedia for AT&T shareholders

Results in two independent companies – one broadband connectivity and the other media – to sharpen the investment opportunity and attract the best investor base for each company

Creates substantial value opportunity for AT&T shareholders through stepped-up investment in growth areas -- mobile and fixed broadband

Capital structure improvement after closing will position AT&T as one of the best capitalized 5G and fiber broadband companies in the United States

Discovery

Brings together two best-in-class management teams and a world-class library of content that gives consumers a more diverse set of choices and resources

Creates a globally scaled growth company committed to a strong balance sheet, better positioned to compete with the world's largest streaming platforms

Drives enhanced investment in original content and programming that will benefit both consumers and independent producers. Investment areas include high-quality, family-friendly nonfiction content and innovative video experiences

DISCLAIMERS Cautionary Statement Concerning Forward-Looking Statements Information set forth in this communication, including financial estimates and statements as to the expected timing, completion and e_ects of the proposed transaction between AT&T, Magallanes, Inc. (“Spinco”), and Discovery, Inc. (“Discovery”) constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These estimates and statements are subject to risks and uncertainties, and actual results might di_er materially. Such estimates and statements include, but are not limited to, statements about the benefits of the transaction, including future financial and operating results, the combined Spinco and Discovery company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of the management of AT&T and Discovery and are subject to significant risks and uncertainties outside of our control. Among the risks and uncertainties that could cause actual results to di_er from those described in the forward-looking statements are the following: the occurrence of any event, change or other circumstances that could give rise to the termination of the proposed transaction; the risk that Discovery stockholders may not approve the transaction proposals; the risk that the necessary regulatory approvals may not be obtained or may be obtained subject to conditions that are not anticipated; risks that any of the other closing conditions to the proposed transaction may not be satisfied in a timely manner; risks that the anticipated tax treatment of the proposed transaction is not obtained; risks related to potential litigation brought in connection with the proposed transaction; uncertainties as to the timing of the consummation of the proposed transaction; risks and costs related to the implementation of the separation of Spinco, including timing anticipated to complete the separation, any changes to the configuration of the businesses included in the separation if implemented; the risk that the integration of Discovery and Spinco being more di_cult, time consuming or costly than expected; risks related to financial community and rating agency perceptions of each of AT&T and Discovery and its business, operations, financial condition and the industry in which it operates; risks related to disruption of management time from ongoing business operations due to the proposed merger; failure to realize the benefits expected from the proposed merger; e_ects of the announcement, pendency or completion of the proposed merger on the ability of AT&T, Spinco or Discovery to retain customers and retain and hire key personnel and maintain relationships with their suppliers, and on their operating results and businesses generally; and risks related to the potential impact of general economic, political and market factors on the companies or the proposed transaction. The e_ects of the COVID-19 pandemic may give rise to risks that are currently unknown or amplify the risks associated with the foregoing factors. These risks, as well as other risks associated with the proposed transaction, will be more fully discussed in the proxy statement/prospectus that will be included in the registration statements that will be filed with the SEC in connection with the proposed transaction. Discussions of additional risks and uncertainties are contained in AT&T’s and Discovery’s filings with the Securities and Exchange Commission. Neither AT&T nor Discovery is under any obligation, and each expressly disclaims any obligation, to update, alter, or otherwise revise any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future events, or otherwise. Persons reading this announcement are cautioned not to place undue reliance on these forward-looking statements which speak only as of the date hereof. Additional Information and Where to Find It This communication may be deemed to be solicitation material in respect of the proposed transaction between AT&T, Spinco, and Discovery. In connection with the proposed transaction, AT&T, Spinco and Discovery intend to file relevant materials with the Securities and Exchange Commission (“SEC”), including a registration statement on Form S-4 by Discovery that will contain a prospectus of Discovery and Spinco that also constitutes a proxy statement of Discovery, and a registration statement by Spinco. This communication is not a substitute for the registration statements, proxy statement/prospectus or any other document which AT&T, Spinco or Discovery may file with the SEC. STOCKHOLDERS OF AT&T AND DISCOVERY ARE URGED TO READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT AND PROXY STATEMENT/PROSPECTUS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. Investors and security holders will be able to obtain copies of the proxy statement/prospectus (when available) as well as other filings containing information about AT&T, Spinco and Discovery, without charge, at the SEC’s website, http://www.sec.gov. Copies of documents filed with the SEC by AT&T or Spinco will be made available free of charge on AT&T’s investor relations website at https://investors.att.com. Copies of documents filed with the SEC by Discovery will be made available free of charge on Discovery’s investor relations website at https://ir.corporate.discovery.com/investor-relations. No O_er or Solicitation This communication is for informational purposes only and is not intended to and does not constitute an o_er to sell, or the solicitation of an o_er to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such o_er, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No o_er of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law. Participants in Solicitation AT&T and its directors and executive o_cers, and Discovery and its directors and executive o_cers, may be deemed to be participants in the solicitation of proxies from the holders of Discovery capital stock and/or the o_ering of Discovery securities in respect of the proposed transaction. Information about the directors and executive o_cers of AT&T is set forth in the proxy statement for AT&T’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on March 11, 2021. Information about the directors and executive o_cers of Discovery is set forth in the proxy statement for Discovery’s 2021 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2021. Investors may obtain additional information regarding the interest of such participants by reading the proxy statement/prospectus regarding the proposed transaction when it becomes available.